Rule 497(e)

File Nos. 002-89550 and 811-03972

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated July 14, 2020 to the Prospectus

and Statement of Additional Information ("SAI") dated May 1, 2020

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2020.

On April 21, 2020, the Board of Directors of Great-West Funds, Inc. approved an Agreement and Plan of Reorganization that merges each separate series of Great-West Lifetime Conservative Funds (each a "Target Fund" and collectively the "Target Funds") into the corresponding separate series of Great-West Lifetime Funds (each an "Acquiring Fund" and collectively the "Acquiring Funds") (the "Reorganization"). The Reorganization is currently expected to close on or about August 14, 2020, or as soon as practicable thereafter (the "Reorganization Date").

Participants may transfer assets out of the Variable Sub-Accounts for the Target Funds at any time prior to the Reorganization Date. Effective as of the close of business August 14, 2020, any assets remaining in the Variable Sub-Accounts for the Target Funds will become invested in the Variable Sub-Account for the corresponding Acquiring Fund. Any Participant utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Target Funds, and any allocations made to the Variable Sub-Accounts for the Target Funds will automatically be directed to the Variable Sub-Account for the corresponding Acquiring Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2020.

Please read this Supplement carefully and retain it for future reference.